UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): November 18, 2005


                                 FANTATECH INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


         Delaware                       0-24374                 62-1690722
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)


Suite 1A, 18/F, Tower 1, China Hong Kong City
33 Canton Road, Tsimshatsui, Kowloon, Hong Kong                Not applicable
------------------------------------------------              ----------------
(Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code
                                 (852) 2302 1636
           -----------------------------------------------------------



           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant's Certifying Accountant

Effective November 17, 2005, Fantatech, Inc. (the "Company") dismissed Weinberg & Company, P.A. ("Weinberg") as its independent accountant and retained BDO McCabe Lo Limited ("BDO") as its new independent accountant. The termination of Weinberg and the retention of BDO were approved by the Company's Audit Committee and Board of Directors.

Weinberg audited the Company's financial statements for the years ended December 31, 2003 and 2004. Weinberg's reports on the Company's financial statements for the years ended December 31, 2003 and 2004 did not contain any adverse opinions or a disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2003 and 2004 and the subsequent interim period, there were no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Weinberg would have caused Weinberg to make reference to the subject matter of the disagreement in connection with its report. In addition, during the fiscal years ended December 31, 2003 and 2004 and the subsequent interim period there occurred no such events as are described in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company has provided Weinberg with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-B, and has requested that Weinberg furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) and, if not, stating the respects in which it does not agree. A copy of Weinberg's letter is attached hereto as an exhibit to this document.

Prior to BDO being retained as the independent accountant for the Company, neither the Company, nor anyone on its behalf, consulted with BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or contemplated; or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) or a reportable event as defined in Item 304 (a)(1)(iv)(B) of Regulation S-B.


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
Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits


(c)     Exhibits:

     A list of exhibits required to be filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits, and is incorporated herein by reference.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      FANTATECH INC.
                                              -----------------------------
                                                       (Registrant)


Dated:  November 18, 2005                     By:    /s/ GUANGWEI LIANG
                                                  -------------------------
                                                       Guangwei Liang
                                                   Chief Executive Officer


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
                                INDEX TO EXHIBITS


Exhibit
Number          Description
-------         ------------

16.1 Letter from Weinberg & Company, P.A. addressed to the United States Securities and Exchange Commission, dated November 17, 2005.


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